UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 9, 2012

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 586-5200
(Registrant’s Telephone Number, Including Area Code)

_______________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 9, 2012, the Registrant entered into an eighth amendment (the “Amendment”) to its credit agreement with Sovereign Bank, N.A. (the “Bank”), dated as of August 13, 2007, as amended as of October 22, 2008, July 7, 2009, May 21, 2010, March 14, 2011, May 10, 2011, September 1, 2011 and November 30, 2011 (the “Credit Agreement”), which Amendment provides for the extension of an additional term loan from the Bank to the Registrant in the principal amount of $4,500,000 to be amortized over five years (the “Second Term Loan”).  The Second Term Loan shall be used by the Registrant to purchase tooling and equipment in connection with certain contracts (“Designated Contracts”).  The Second Term Loan is subject to the same acceleration provision as the Revolving Credit Loans and Term Loan, which provision allows the Bank, at its option, to declare all Loans and other outstanding amounts under the Credit Agreement as due and payable upon the occurrence of any Event of Default (as such capitalized terms are defined in the Credit Agreement).  The Amendment also requires a prepayment of the Second Term Loan upon the Registrant’s receipt of a termination or cancellation payment in connection with the Designated Contracts in an amount equal to the lesser of 50% of such payment or the outstanding principal balance of the Second Term Loan.

The Amendment increases the minimum amount for voluntary partial prepayments by the Registrant of Prime Rate Loans from $50,000 to $100,000, and requires a prepayment of outstanding Revolving Credit Loans equal to 25% of the net proceeds of a public stock offering by the Registrant if such public offering raises $10,000,000 or more.

Pursuant to the terms of the ISDA 2002 Master Agreement and Schedule between the Bank and Registrant, dated October 22, 2008 and attached as Exhibit 10.17 to the Registrant’s Annual Report on Form 10-K filed March 26, 2009, the Registrant also entered into a five-year interest rate swap agreement (the “Interest Rate Swap”) in the notional amount of $4,500,000.  Under the Interest Rate Swap, the Registrant pays an amount to the Bank representing interest on the notional amount at a rate of 4.11% and receives an amount from the Bank representing interest on the notional amount at a rate equal to the one month LIBOR rate plus 300 basis points.  The effect of this Interest Rate Swap will be the Registrant paying a fixed interest rate of 4.11% over the term of the Second Term Loan.

The foregoing description is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Eighth Amendment to Credit Agreement, dated as of March 9, 2012 by and between CPI Aerostructures, Inc. and Sovereign Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2012	CPI AEROSTRUCTURES, INC
.

By:	/s/:Vincent Palazzolo
Vincent Palazzolo
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Eighth Amendment to Credit Agreement, dated as of March 9, 2012 by and between CPI Aerostructures, Inc. and Sovereign Bank, N.A.